Debt	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Debt	Debt
On April 30, 2020, the Company received loan proceeds in the amount of approximately $3.3 million under the Paycheck Protection Program (“PPP”). All or portion of this loan and any accrued interest was eligible to be forgiven after a twenty four week period as long as the borrower used the loan proceeds for eligible purposes, including payroll, benefits, rent and utilities, and maintains its payroll levels. The amount of the loan forgiven was to be reduced if the borrower terminated employees or reduced salaries during the twenty four week period. The unforgiven portion of the PPP loan was to be payable over two years at an interest rate of 1%, with a deferral of payments for the first ten months. On May 25, 2021, the PPP loan was forgiven and the Company recognized a gain from loan extinguishment in the amount of $3.3 million during the year ended December 31, 2021.
On March 30, 2021, the Company entered into a term loan agreement with Silicon Valley Bank and SVB Innovation Credit Fund VIII, L.P., as amended in June and September 2021, which provides a term loan facility of up to $50.0 million with a maturity date of March 1, 2025, or the Loan Agreement. The Company’s obligations under the Loan Agreement are secured by substantially all of its assets except for its intellectual property. The Loan Agreement contains certain customary covenants, including, but not limited to, those relating to additional indebtedness, liens, asset divestitures, and affiliate transactions. If a minimum liquidity amount is not maintained, 50% of the outstanding principal and interest will become cash collateralized. As of December 31, 2021, the
Company was in compliance with all covenants. The Company may use the proceeds of borrowings under the Loan Agreement as working capital and to fund its general business requirements.
The Loan Agreement provides that the term loans will be distributed in tranches. The initial term loan tranche of $20.0 million was drawn on March 31, 2021, and on October 13, 2021 the Company borrowed an additional $10.0 million under the Loan Agreement. Borrowings under the Loan Agreement are accounted for net of issuance costs which are being accreted to interest expense over the term of the loan using the effective interest method. As of December 31, 2021, two subsequent $10.0 million term loan tranches were eligible to be disbursed at the request of the Company during specified draw periods between now and 2023 if certain business milestones and other requirements are met by the dates specified in the Loan Agreement. Borrowings bear interest at the greater of 7.5% or the Wall Street Journal Prime Rate plus 4.25% (7.5% as of December 31, 2021). Interest-only payments on the principal amount outstanding are due monthly beginning in the first month after the loan is dispersed. Repayment of principal may begin as soon as July 1, 2023 under the level of borrowing outstanding at December 31, 2021, and no later than April 1, 2024 if the remaining two loan tranches are drawn. The term loans may only be prepaid in full, and such prepayment requires 30 days’ advance notice and is subject to a prepayment fee of 3.00% (with a step down to 2.00% after March 30, 2022, and a further step down to 1.00% after March 30, 2023). The Company is not obligated to pay a prepayment fee if the Company makes a prepayment after March 30, 2024.
In connection with the Loan Agreement, the Company granted warrants to the lenders to purchase shares of common stock at an exercise price of $10.28 per share, of which 287,704 warrants were immediately exercisable. The warrants are classified within stockholders’ equity as the settlement of the warrants is indexed to the Company’s own stock. The Company recognized the fair value of the warrants immediately exercisable within stockholders’ equity using a Black-Scholes valuation model at issuance.
At issuance, the Company initially determined that the funding of an additional tranche was not probable, and therefore no value was ascribed to the remaining 123,302 warrants that were only exercisable upon the funding of the additional tranche. As a result of the Company’s additional $10.0 million borrowings under the Loan Agreement on October 13, 2021, the warrants to purchase the additional 123,302 shares of the Company’s common stock became exercisable at an exercise price of $10.28 per share and the value of the warrants was recorded as of that date. The additional warrants are classified within stockholders’ equity using a Black-Scholes valuation model, as the settlement of the warrants is indexed to the Company’s own stock.
As of December 31, 2021, the fair value of warrants ($3.3 million), a 5% final payment fee ($1.5 million) and debt issuance costs ($0.3 million) are being accreted to interest expense over the term of the loan using the effective interest method.
SVB loan payable and net discount or premium balances are as follows:

($ in thousands)	December 31, 2021
Principal amount of SVB loan payable	$30,000
Final payment amount of SVB loan payable	1,500
Net premium associated with accretion of final payment and other debt issuance costs	(4,139)
SVB loan payable, current and noncurrent	27,361
Less SVB loan payable, current portion	—
SVB loan payable, noncurrent portion	$27,361
Future minimum payments of principal on the Company’s outstanding variable rate borrowings as of December 31, 2021 are as follows:

Year ending December 31:	($ in thousands)
2022	$—
2023	10,000
2024	17,143
2025	2,857
Total future payments	$30,000